EXHIBIT 4.2

                 ORGANIZED UNDER THE LAWS OF THE STATE OF TEXAS
      NUMBER                                                         SHARES
                            HENLEY HEALTHCARE, INC.

                 SERIES [A, B or C] CONVERTIBLE PREFERRED STOCK
                            PAR VALUE $.10 PER SHARE

THIS CERTIFIES THAT ________________________SPECIMEN________________ IS THE
OWNER OF ______________________ FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES [A, B or C] CONVERTIBLE PREFERRED STOCK OF HENLEY HEALTHCARE, INC.

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION.

DATED _________________________

_______________________________                  _____________________________
        SECRETARY                                         PRESIDENT
                                     [SEAL]
SEE RESTRICTIVE LEGEND(S) ON BACK
--------------------------------------------------------------------------------
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

THE ARTICLES OF INCORPORATION OF THIS CORPORATION DENY PREEMPTIVE RIGHTS TO ITS SHAREHOLDERS. A FULL STATEMENT OF SUCH LIMITATION IS SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF TWO OR MORE CLASSES OF STOCK. A FULL STATEMENT OF ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF SUCH CLASSES IS SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not on the list.

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT-__________ Custodian____________
     TEN ENT -- as tenants by the entireties                                             (Minor)
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                     under Uniform Gifts to Minors
                in common                                           Act__________________________
                                                                                (State)

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

____________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

REPRESENTED BY THE WITHIN CERTIFICATE, AND HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS _______________________________________ ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES. DATED, _______________

              IN PRESENCE OF               ____________________________________

__________________________________________